Exhibit 99.1

[GLOBAL ENTERTAINMENT LOGO]
                                                For Further Information Contact:
                      NEWS RELEASE                   Richard Kozuback, President
                                                Global Entertainment Corporation
                                                                    480-994-0772

                                                        Rudy R. Miller, Chairman
                                                                The Miller Group
                                              Investor Relations for the Company
                                                                    602-225-0505
                                                         geco@themillergroup.net

Global Entertainment Corporation
4909 East McDowell Road, Suite 104
Phoenix, Arizona 85008-4293
480-994-0772
www.globalentertainment2000.com

                        Global Entertainment Corporation
                Second Quarter and Six-Month Fiscal 2005 Results

      Revenue up 465% in Second Quarter and up 293% in the Six-Month Period

PHOENIX,  ARIZONA, JANUARY 14, 2005 -- GLOBAL ENTERTAINMENT  CORPORATION (OTCBB:
GECO) - an entertainment and sports management company, today reported results for its second quarter and six-month period ended November 30, 2004. Revenue for the second quarter ended November 30, 2004 increased 465% to $4,364,705, from $771,686 for the second quarter ended November 30, 2003. For the six-month period ended November 30, 2004, revenue increased 293% to $6,411,077, from $1,631,165 for the six-month period ended November 30, 2003. For the quarter ended November 30, 2004, net income was $158,468 or $.03 per diluted share, compared to a net loss of $109,728 or $.03 per diluted share for the quarter ended November 30, 2003. For the six-month period ended November 30, 2004, net income was $67,935 or $.01 per diluted share, compared to net income of $82,133 or $.02 per diluted share for the six-month period ended November 30, 2003.

The significant increase in revenue was primarily associated with the company's arena development project in Youngstown, Ohio. This arena project is currently under construction and is being managed by the company's subsidiary, ICC (International Coliseum Company). The project is scheduled to be completed in time for the start of the 2005-2006 CHL (Central Hockey League) season. The company previously announced that a CHL franchise was awarded to Youngstown. The team name has not yet been announced. Expenses rose during the second quarter, as the company continued to invest heavily to equip and train staff for its ticketing subsidiary, GetTix.Net. In addition, the company added staff to meet the requirements of increased activity experienced by all of its subsidiaries.

The company's subsidiaries were very active during the second quarter. The ICC subsidiary signed a definitive agreement with the City of Rio Rancho, New Mexico to build a 6,500-fixed seat multi-purpose events center with a project value of $34 million. Two new licensing agreements were signed by the company's Cragar more...

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
Global  Entertainment  Corporation  Second  Quarter  and  Six-Month  Fiscal 2005
Results
Revenue  up 465% in  Second  Quarter  and up 293% in  Six-Month  Period
January 14, 2005
Page 2


subsidiary, which could broaden the visibility of the CRAGAR brand in the retail toy industry, as well as in a new niche in the automotive aftermarket. The GetTix.Net subsidiary signed a multi-year contract as the exclusive ticketing agent for the Austin Theatre Alliance in Austin, Texas, a group that stages a broad range of high caliber ticketed events throughout the year. Finally, the company formed a joint venture with Compass Facility Management, Inc., named GECompass, LLC, to provide facility management for event centers, such as those that are developed by ICC.

Richard Kozuback, president and chief executive officer, commented, "We have been extremely busy during the second quarter, focusing on growth and expansion within all our subsidiaries and in all markets where we have extensive expertise. Although our operating expenses rose, much of the increase is related to our investment in new personnel and equipment that is required for us to fulfill our obligations related to new contracts and agreements. In subsequent periods, we expect to realize additional revenue without significant corresponding increases in associated expenses." In addition, Mr. Kozuback said, "Our operating results and the substantial increase in revenue reflect the success of our current projects. The significant progress we have made is demonstrated by our second quarter results with net income of $158,468 when in the second quarter of last year we had a net loss."


Visit our web sites:
     www.centralhockeyleague.com                 www.globalentertainment2000.com
     www.GetTix.Net                              www.Cragar.com
                               www.compassmgmt.com

Global Entertainment Corporation is an integrated entertainment company, arena development, and licensing company with five subsidiaries. The WPHL, INC., through a joint operating agreement with the Central Hockey League (CHL), is the operator and franchisor of professional minor league hockey teams in seven states. INTERNATIONAL COLISEUMS COMPANY serves as project manager for arena development and is responsible for management agreements associated with arena facility operations. GLOBAL ENTERTAINMENT MARKETING SYSTEMS pursues licensing and marketing opportunities related to the Company's sports management and arena developments and operations. GLOBAL ENTERTAINMENT TICKETING is an in-house ticketing company for sports and entertainment venues. GECOMPASS, LLC is a facilities management company. CRAGAR INDUSTRIES, INC. is the licensor for its nationally recognized, branded products CRAGAR(R), TRU=SPOKE(R), CRAGAR S/S(R) and STREET PRO(R).

                                                                         more...

Global  Entertainment  Corporation  Second  Quarter  and  Six-Month  Fiscal 2005
Results
Revenue  up 465% in  Second  Quarter  and up 293% in  Six-Month  Period
January 14, 2005
Page 3


     CERTAIN STATEMENTS IN THIS RELEASE MAY BE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS MAY INCLUDE PROJECTIONS OF MATTERS THAT AFFECT REVENUE, OPERATING EXPENSES OR NET EARNINGS; PROJECTIONS OF CAPITAL EXPENDITURES; PROJECTIONS OF GROWTH; HIRING PLANS; PLANS FOR FUTURE OPERATIONS; FINANCING NEEDS OR PLANS; PLANS RELATING TO THE COMPANY'S PRODUCTS AND SERVICES; AND ASSUMPTIONS RELATING TO THE FOREGOING.

     FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, SOME OF WHICH CANNOT BE PREDICTED OR QUANTIFIED. FUTURE EVENTS AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN, CONTEMPLATED BY, OR UNDERLYING THE FORWARD-LOOKING INFORMATION.

     SOME OF THE IMPORTANT FACTORS THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED IN FORWARD-LOOKING STATEMENTS MADE BY THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: INTENSE COMPETITION WITHIN THE SPORTS AND ENTERTAINMENT INDUSTRIES, PAST AND FUTURE ACQUISITIONS, EXPANDING OPERATIONS INTO NEW MARKETS, RISK OF BUSINESS INTERRUPTION, MANAGEMENT OF RAPID GROWTH, NEED FOR ADDITIONAL FINANCING, CHANGING CONSUMER DEMANDS, DEPENDENCE ON KEY PERSONNEL, SALES AND INCOME TAX UNCERTAINTY AND INCREASING MARKETING, MANAGEMENT, OCCUPANCY AND OTHER ADMINISTRATIVE COSTS.

     THESE FACTORS ARE DISCUSSED IN GREATER DETAIL IN THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED MAY 31, 2004, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                            FINANCIAL TABLE FOLLOWS:

Global  Entertainment  Corporation  Second  Quarter  and  Six-Month  Fiscal 2005
Results
Revenue  up 465% in  Second  Quarter  and up 293% in  Six-Month  Period
January 14, 2005
Page 4



               GLOBAL ENTERTAINMEENT CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED SUMMARY OF OPERATIONS

                              FINANCIAL HIGHLIGHTS
                                   (UNAUDITED)

                                                   THREE MONTHS ENDED                 SIX MONTHS ENDED
                                                      NOVEMBER 30,                       NOVEMBER 30,
                                              -----------------------------     -----------------------------
                                                 2004              2003            2004              2003
                                              -----------       -----------     -----------       -----------
Revenue                                       $ 4,364,705       $   771,686     $ 6,411,077       $ 1,631,165

Expenses                                        4,206,238           884,985       6,343,144         1,554,696
                                              -----------       -----------     -----------       -----------

Income (loss) from operations                     158,467          (113,299)         67,933            76,469

Other income                                            1             3,571               2             5,664
                                              -----------       -----------     -----------       -----------

Net income (loss)                             $   158,468       $  (109,728)    $    67,935       $    82,133
                                              ===========       ===========     ===========       ===========

Net Income (loss)  per common share: Basic    $      0.03       $     (0.03)    $      0.01       $      0.02

Weighted average number of common shares
outstanding
  Basic                                         5,343,156         4,068,115       5,341,845         4,068,115

Net Income (loss) per common share:
  Diluted                                     $      0.03       $     (0.03)    $      0.01       $      0.02

Weighted average number of common shares
outstanding
  Diluted                                       5,532,879         4,068,115       5,504,501         4,068,115

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